UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
March 6, 2018
Date of Report (Date of earliest event reported)

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FCB FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-36586	27-0775699
(State or other jurisdiction of incorporation	(Commission file number)	(IRS Employer Identification Number)
2500 Weston Road, Suite 300
Weston, Florida 33331
(Address of principal executive offices)
(954) 984-3313
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 6, 2018, Florida Community Bank, National Association (the “Bank”), a wholly-owned subsidiary of FCB Financial Holdings, Inc., entered into amendments, dated as of March 6, 2018 (collectively, the “Amendments”), to each of the (i) Employment Agreement, made as of May 1, 2014, and as amended as of September 1, 2015, April 1, 2016 and December 6, 2016, between the Bank and Kent Ellert, its President and Chief Executive Officer, (ii) Employment Agreement, made as of July 18, 2014, and as amended as of December 6, 2016, between the Bank and Vincent Tese, its Executive Chairman, and (iii) Employment Agreement, made as of July 18, 2014, and as amended as of December 6, 2016, between the Bank and Les Lieberman, its Executive Vice-Chairman (collectively, the “Employment Agreements”).
Pursuant to the Amendments, each of Messrs. Ellert’s, Tese’s and Lieberman’s terms of employment were extended to April 30, 2021, subject to earlier termination in accordance with the terms of the respective Employment Agreement, as amended.
The foregoing descriptions of the terms of the Amendments are qualified in their entirety by the full text of the Amendments, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and which are incorporated into this Item 5.02 by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

10.1	Fourth Amendment to Employment Agreement, dated as of March 6, 2018, between Florida Community Bank, National Association and Kent Ellert.
10.2	Second Amendment to Employment Agreement, dated as of March 6, 2018, between Florida Community Bank, National Association and Vincent Tese.
10.3	Second Amendment to Employment Agreement, dated as of March 6, 2018, between Florida Community Bank, National Association and Les Lieberman.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FCB FINANCIAL HOLDINGS, INC.

Date:	March 6, 2018	By:	/s/ Jack Partagas
Name: Jack Partagas
Title: Chief Financial Officer